UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 17, 2011 (May 16, 2011)

BlackRock, Inc.
(Exact name of registrant as specified in its charter)

DELAWARE	001-33099	32-0174431
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 East 52nd Street, New York, New York	10055
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (212) 810-5300

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On May 16, 2011, Linda Gosden Robinson was appointed Senior Managing Director and Global Head of Marketing and Communications of BlackRock, Inc. (“BlackRock” or the “Company”).  Her appointment is part of the Company’s ongoing effort to build BlackRock’s global brand and further strengthen its marketing and communications efforts.

In connection with her appointment, Ms. Robinson has resigned from BlackRock’s Board of Directors and withdrawn her name from nomination for reelection at the Company's annual meeting of stockholders, to be held on May 25, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BlackRock, Inc. (Registrant)

By:	/s/ Daniel R. Waltcher
Daniel R. Waltcher Managing Director and Deputy General Counsel

Date:  May 17, 2011